Exhibit 10.1 SECOND AMENDMENT TO AMENDED AND RESTATED WHOLESALE POWER CONTRACT THIS SECOND AMENDMENT, dated as of November 15, 2023 (this “Second Amendment”) is made to the Amended and Restated Wholesale Power Contract, dated as of January 1, 2003, as previously amended by the First Amendment to Amended and Restated Wholesale Power Contract, dated as of June 1, 2005 (as so amended, the “Wholesale Power Contract”) by and between Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Seller”) and Altamaha Electric Membership Corporation (the “Purchaser”). WHEREAS, the Purchaser and the Seller desire to provide for an extension of the current term of the Wholesale Power Contract set forth in Section 12.1 of the Wholesale Power Contract. NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, the Purchaser and the Seller do hereby agree as follows: 1. Extension of Term. Effective as of the date of this Second Amendment, the second sentence of Section 12.1 of the Wholesale Power Contract is hereby amended to read in its entirety as follows: This Agreement shall remain in effect until December 31, 2085, and from year to year thereafter unless terminated on December 31, 2085, or any succeeding December 31, by either party’s giving to the other not less than three years’ prior written notice of its intention to terminate. 2. Confirmation of Wholesale Power Contract. Except as expressly amended in this Second Amendment, the Purchaser and the Seller expressly ratify and confirm the Wholesale Power Contract. [Signatures On Next Page]

IN WITNESS WHEREOF, the Seller and the Purchaser have duly executed and delivered this Second Amendment as of the date first above written. SELLER: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By: /s/ Michael L. Smith Name: Michael L. Smith Title: President and Chief Executive Officer [CORPORATE SEAL] ATTEST: By:/s/ Kimberly D. Adams Name: Kimberly D. Adams Title: Secretary PURCHASER: ALTAMAHA ELECTRIC MEMBERSHIP CORPORATION By:/s/ George McLendon Name: George McLendon Title: General Manager [CORPORATE SEAL] ATTEST: By:/s/ Brandon Braddy Name: Brandon Braddy Title: Board Secretary/Treasurer

Schedule to Exhibit 10.1 Second Amendment to Amended and Restated Wholesale Power Contract The following is a list of substantially identical Second Amendments to Amended and Restated Wholesale Power Contracts for 37 other electric membership corporations: 1. Amicalola EMC 2. Canoochee EMC 3. Carroll EMC 4. Central Georgia EMC 5. Coastal EMC (d/b/a Coastal Electric Cooperative) 6. Cobb EMC 7. Colquitt EMC 8. Coweta Fayette EMC 9. Diverse Power Incorporated, an EMC 10. Excelsior EMC 11. Flint EMC (d/b/a Flint Energies) 12. Grady EMC 13. Greystone Power Corporation, an EMC 14. Habersham EMC 15. Hart EMC 16. Irwin EMC 17. Jackson EMC 18. Jefferson Energy Cooperative, an EMC 19. Little Ocmulgee EMC 20. Middle Georgia EMC 21. Mitchell EMC 22. Ocmulgee EMC 23. Oconee EMC 24. Okefenoke Rural EMC 25. Planters EMC 26. Rayle EMC 27. Satilla Rural EMC 28. Sawnee EMC 29. Slash Pine EMC 30. Snapping Shoals EMC 31. Southern Rivers Energy, Inc., an EMC 32. Sumter EMC 33. Three Notch EMC 34. Tri-County EMC 35. Upson EMC 36. Walton EMC 37. Washington EMC